UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

LEGG MASON

BW GLOBAL FLEXIBLE INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks a high level of current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Global Flexible Income Fund for the period since the Fund’s inception on May 31, 2016 through December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

II	Legg Mason BW Global Flexible Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the period since the Fund’s inception on May 31, 2016 through December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Turning to the global economy, in its January 2017 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “After a lackluster outturn in 2016, economic activity is projected to pick up pace in 2017 and 2018, especially in emerging market and developing economies. However, there is a wide dispersion of possible outcomes around the projections, given uncertainty surrounding the policy stance of the incoming U.S. administration and its global ramifications.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.6%, versus 1.7% in 2016. Japan’s economy is expected to expand 0.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to

Legg Mason BW Global Flexible Income Fund	III

Investment commentary (cont’d)

run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Legg Mason BW Global Flexible Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of current income. Under normal market conditions, the Fund seeks to meet its investment objective by primarily investing in U.S. and foreign fixed income securities, currencies and derivative instruments. We at Brandywine Global Investment Management, LLC, the Fund’s subadviser, have broad discretion to invest in multiple types of fixed income securities including, but not limited to, sovereign debt, emerging markets debt, corporate debt, high yield debt, bank loans, supranational issues, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), inflation-linked securities and hybrid securities.

The Fund may invest in derivative instruments such as foreign currency forwards, bond futures, interest rate futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, options, options on futures and structured credit products. The Fund may use derivatives to enhance total return, as a means of providing additional exposure to certain types of investments, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective durationi of its portfolio, as a cash flow management technique or as a substitute for the purchase or sale of securities or currencies.

The Fund may invest without limit in securities that are rated or unrated, including “high yield” or “junk” bonds (that is, securities rated below the Baa/BBB categories or, if unrated, that we determined to be of comparable credit quality). Under normal conditions, the dollar-weighted average effective duration of the Fund’s portfolio is expected to range from 0 to 10 years. However, the Fund may invest without limit in securities of any maturity or durationii.

As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal market conditions, the Fund will invest in or have exposure to at least three countries, which may include the United States. The Fund can invest without limit in securities denominated in foreign currencies or in U.S. dollar-denominated securities. The Fund may invest up to 25% of its assets in asset-backed and mortgage-backed securities, up to 25% of its assets in convertible securities, up to 10% of its assets in preferred equity securities of companies of any size located anywhere in the world, and up to 10% of its assets in common equity securities of companies of any size located anywhere in the world. In addition, no more than 5% of the Fund shall be invested in any one non-sovereign issue at time of purchase.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Geopolitical concerns and central bank interventions featured prominently during the seven-month reporting period from the Fund’s inception on May 31, 2016 through December 31, 2016, with significant impacts on global financial markets. In late June 2016, the U.K. voted to leave the European Union (“EU”) in a stunning resolution to the high-profile referendum. In the wake of the unexpected Brexit outcome, high-quality sovereign bonds rallied considerably. Consequently, medium- and long-term yields fell sharply, with some yields hitting record lows and even falling into negative territory. After

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	1

Fund overview (cont’d)

several weeks, market volatility tapered off and risk assets rallied given a benign macroeconomic environment supported by stabilized growth in China and a continuation of accommodative monetary policy from developed market central banks. Turning to unconventional policy tools, the Bank of Japaniii shifted to yield curveiv control, targeting yields on the ten-year Japanese government bond to spur inflation. Also looking to combat deflation and stimulate growth, the European Central Bank (“ECB”)v lent aggressive support to the Eurozone with cuts to all key rates, new long-term refinancing operations for banks, and an expansion of its asset purchase program to include some lower-rated corporate debt. As a result, European credit, particularly within the peripheral countries of Ireland, Italy, Portugal, and Spain, received a lift from the news that investment grade corporates would be eligible for the ECB program. These efforts along with a weaker euro helped both regional and national current-account surpluses to grow. Additionally, the Bank of Englandvi cut its key benchmark rate and expanded stimulus to spur domestic growth to combat anticipated Brexit headwinds.

In emerging markets, sovereign bonds and currencies reflected improving country fundamentals, investor optimism, and commodity prices. Amid the ultra-low rate environment, in addition to developing markets, global credit markets also were net beneficiaries of investors’ search for yield, global central bank easing, and stabilizing commodity prices, particularly the recovery in oil.

Toward the end of 2016, financial markets again shifted abruptly in response to exogenous events, most notably Donald Trump’s surprising electoral victory and the Italian referendum. Better economic data continued to emerge, as third quarter 2016 gross domestic product (“GDP”)vii growth was stronger than predicted in both the U.S. and Eurozone, and U.K. economic data continued to surprise on the upside. At the same time, prospects for higher U.S. rates and growth supported renewed strength in the U.S. dollar (“USD”). Rising interest rates and the improving macroeconomic backdrop prompted a sharp retreat in global bond markets. Bonds sold off broadly and global yields rose, with U.S. Treasury yields recording their largest quarterly gains in more than twenty years. All told, developed bond market yields remained low at the end of the period, with some finishing the calendar year only slightly higher than the start. Global credit markets were also affected by this widespread sell-off in bonds. U.S. investment grade credit outperformed European corporates, but overall, high yield generally fared better during the period. Meanwhile, credit spreads tightened in both collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”).

Most global currencies fell against the strong USD. Depreciation in the euro was further exacerbated by the rise in populism and growing uncertainty around several key European elections on the horizon. The Japanese yen and Mexican peso declined significantly after Donald Trump’s win given their sensitivity to the potential impact of tougher trade policies. Emerging markets were buffeted by the USD headwind and the prospect for higher rates, as both factors pose risks to the flow of cheap liquidity. As uncertainty increased in the wake of the U.S. presidential election, developing market equities saw a sharp reduction in inflows while bond markets experienced net outflows, particularly local currency bonds.

2	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Asian bonds and currencies were impacted significantly, given their export-driven economies and the questions surrounding future trade policies. Meanwhile, select Latin American countries continued to fare better, with many currencies considered undervalued, and government reforms and stabilization in the commodity complex supporting the potential for stronger growth.

Q. How did we respond to these changing market conditions?

A. Given the cloudy macroeconomic outlook and heightened uncertainty around geopolitical risks during the period, the Fund remained skewed toward higher-quality, U.S. dollar-denominated corporate credit. The Fund continued to reduce exposure away from European credit given the region’s weakening banking sector, fragile economic conditions, and susceptibility to geopolitical risk. In order to add to corporate bond exposure, high-quality sovereign bond exposure was trimmed, namely by first closing government bond positions in New Zealand, Australia, Canada, and Mexico, and later exiting positions in the U.K. and Indonesia. With yields at depressed levels, we believe higher-quality developed-market bond markets posed a significant price risk. We also reduced this allocation as a way to reduce portfolio duration and manage interest rate risk. The Fund allocated across select emerging market opportunities as well, with a focus on Latin America. We decided to exit our position in Colombia in light of the country’s increasingly uncertain political future. Otherwise, we found emerging markets compelling given their higher real yields and improving fundamentals, owning a combination of local and hard currency assets. We initiated an unhedged position in local currency Brazilian sovereign bonds, taking advantage of a buying opportunity after yields rose. We also maintained a small position in local Argentine assets, with exposure to the Argentine peso unhedged. We believe these markets offer attractive nominal yields and improving fundamentals against a supportive and potentially improving macroeconomic backdrop. Furthermore, we anticipate that both markets should be relatively insulated from Donald Trump’s trade agenda.

We also opted to invest in less cyclical segments of the market, with Telecommunication Services and Consumer Non-cyclicals1 representing the largest sector weightings. The increasing trend in distressed ratios and default rates in commodity-related credit and emerging market high yield securities affirmed our view to be patient and very selective in adding to these types of issuers.

With yields as depressed as they were, we believed some safe-haven bond markets posed a significant price risk. Accordingly, we shorted French Obligations Assimilables du Trésor (“OATs”) through the use of derivatives in the form of bond futures contracts. In other changes during the period, bank loans were added and risk exposure was increased through a tactical credit default swap allocation via a U.S. high yield CDX index and a European senior financials iTraxx CDX index. We contend that Federal Reserve Board (the “Fed”)viii policy is still accommodative and should bode well for credit-risk assets in the near term. Also, we

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	3

Fund overview (cont’d)

believe European senior financials offer near-term value due to greater clarity and potential stability within the Italian banking sector. Lastly, we maintained minimal foreign currency exposure to help reduce overall volatility, with currency exposures limited to the U.S. dollar, Brazilian real, Argentine peso, and a derivative short position in the euro using a currency forward contract.

Performance review

For the period since inception on May 31, 2016 through December 31, 2016, Class IS shares of Legg Mason BW Global Flexible Income Fund returned 5.42%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Indexix, returned -0.78% for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 3.46% over the same time frame.

Performance Snapshot as of December 31, 2016 (unaudited)
(excluding sales charges)	6 months	Since Fund Inception*
Legg Mason BW Global Flexible Income Fund:
Class A	3.20%	5.26%
Class I	3.23%	5.40%
Class IS	3.25%	5.42%
Bloomberg Barclays U.S. Aggregate Index	-2.53%	-0.78%
Lipper Multi-Sector Income Funds Category Average[1]	2.29%	3.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2016 for Class A, Class I and Class IS shares were 4.37%, 4.73% and 4.83%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class I and Class IS shares would have been 0.78%, 0.96% and 1.10%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

* The Fund’s inception date is May 31, 2016.

This Fund is the successor to an institutional account (the “Predecessor”). Immediately prior to the Fund commencing operations, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 337 funds for the six-month period and among the 333 funds for the seven-month period in the Fund’s Lipper category, and excluding sales charges, if any.

4	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 31, 2016, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 4.06%, 3.71% and 3.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. During the period, the Fund’s significant exposure to U.S. dollar-denominated corporate credit was the leading contributor to performance. The strategy benefitted from a large position in the Telecommunication Services sector, which showed general strength. A derivatives position in U.S. Treasury futures, positions in New Zealand government bonds, and unhedged local currency Brazilian sovereign bonds also added to returns. The Fund was long risk to U.S. high yield and senior European financials via exposure to credit default swap indexes, including a U.S. high yield CDX index and a European senior financials iTraxx CDX index, which contributed positively to returns. Currency decisions also added to gains, led by a long Brazilian real position and a short position in the euro.

Q. What were the leading detractors from performance?

A. Unhedged exposure to the British pound sterling dragged on performance, with the impact of Brexit leading to significant currency depreciation in the weeks following the referendum. Although the currency’s rapid descent abated somewhat, the British pound was down significantly against the U.S. dollar and other currencies for the period. U.S. non-agency mortgage-backed securities also detracted moderately from performance.

Thank you for your investment in Legg Mason BW Global Flexible Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	5

Fund overview (cont’d)

Sincerely,

Gary P. Herbert, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

Regina Borromeo

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 21, 2017

RISKS: Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. “High yield” or “junk” bonds are subject to greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Equity securities are subject to market and price fluctuations. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Leverage may increase volatility and possibility of loss. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.20%	$1,000.00	$1,032.00	0.93%	$4.75	Class A	5.00%	$1,000.00	$1,020.46	0.93%	$4.72
Class I	3.23	1,000.00	1,032.30	0.69	3.52	Class I	5.00	1,000.00	1,021.67	0.69	3.51
Class IS	3.25	1,000.00	1,032.50	0.65	3.32	Class IS	5.00	1,000.00	1,021.87	0.65	3.30

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

10	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Fund performance (unaudited)

Legg Mason BW Global Flexible Fund (the “Fund”) is the successor to an institutional account (the “Predecessor”). The performance in the accompanying table and line graph for Class IS shares includes performance of the Predecessor. The Predecessor’s inception date was March 31, 2013. On May 31, 2016, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance information reflects the gross expenses of the Predecessor adjusted to reflect the higher fees and expenses of Class IS of the Fund. The performance is shown net of annual management fees and other expenses, which reflects the application of the Class IS expense limitation agreement. If the expense limitation agreement were not applicable, expenses would be higher and performance lower.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A†	Class I†	Class IS
Twelve Months Ended 12/31/16	N/A	N/A	11.83%
Inception* through 12/31/16	5.26%	5.40%	3.96

With sales charges[2]	Class A†	Class I†	Class IS
Twelve Months Ended 12/31/16	N/A	N/A	11.83%
Inception* through 12/31/16	0.79%	5.40%	3.96

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 5/31/16 through 12/31/16)	5.26%
Class I (Inception date of 5/31/16 through 12/31/16)	5.40
Class IS (Inception date of 3/31/13 through 12/31/16)	15.67

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% .

*	Inception dates for Class A, I and IS shares are May 31, 2016, May 31, 2016 and March 31, 2013, respectively.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason BW Global Flexible Income Fund vs. Bloomberg Barclays U.S. Aggregate Index† — March 31, 2013 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of Legg Mason BW Global Flexible Income Fund on March 31, 2013 (inception date of the Predecessor), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Schedule of investments

December 31, 2016

Legg Mason BW Global Flexible Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 76.5%
Consumer Discretionary — 7.2%
Hotels, Restaurants & Leisure — 2.6%
International Game Technology PLC, Senior Secured Notes	4.750%	2/15/23	100,000	EUR	$114,741	(a)
McDonald’s Corp., Senior Notes	4.875%	12/9/45	65,000		69,620
Total Hotels, Restaurants & Leisure					184,361
Media — 3.7%
DISH DBS Corp., Senior Notes	5.000%	3/15/23	80,000		79,600
Virgin Media Secured Finance PLC, Senior Secured Notes	4.875%	1/15/27	100,000	GBP	120,788	(b)
Walt Disney Co., Senior Notes	4.125%	12/1/41	65,000		66,662
Total Media					267,050
Textiles, Apparel & Luxury Goods — 0.9%
NIKE Inc., Senior Notes	3.625%	5/1/43	70,000		65,915
Total Consumer Discretionary					517,326
Consumer Staples — 13.4%
Beverages — 2.8%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	125,000		135,109
PepsiCo Inc., Senior Notes	3.450%	10/6/46	75,000		68,324
Total Beverages					203,433
Food Products — 10.0%
Boparan Finance PLC, Senior Secured Notes	5.500%	7/15/21	110,000	GBP	132,380	(a)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	5.875%	7/15/24	140,000		144,550	(b)
Kellogg Co., Senior Notes	3.250%	4/1/26	35,000		34,166
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	130,000		132,206
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	70,000		65,869
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	200,000		207,020	(a)
Total Food Products					716,191
Tobacco — 0.6%
Vector Group Ltd., Senior Subordinated Secured Notes	7.750%	2/15/21	40,000		41,700
Total Consumer Staples					961,324
Energy — 8.0%
Energy Equipment & Services — 1.0%
Halliburton Co., Senior Notes	5.000%	11/15/45	65,000		70,099
Oil, Gas & Consumable Fuels — 7.0%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	65,000		77,361
Antero Resources Corp., Senior Notes	5.375%	11/1/21	90,000		92,025
Antero Resources Corp., Senior Notes	5.000%	3/1/25	72,000		70,417	(b)
Colorado Interstate Gas Co., LLC/Colorado Interstate Issuing Corp., Senior Notes	4.150%	8/15/26	100,000		97,184	(b)

See Notes to Financial Statements.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	13

Schedule of investments (cont’d)

December 31, 2016

Legg Mason BW Global Flexible Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	50,000	$50,625
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	20,000	19,560
Petrobras Global Finance BV, Senior Notes	8.750%	5/23/26	55,000	59,331
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	45,000	37,449
Total Oil, Gas & Consumable Fuels				503,952
Total Energy				574,051
Financials — 4.5%
Banks — 4.5%
Bank of America Corp., Senior Notes	2.250%	4/21/20	135,000	134,213
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	120,000	122,244
CIT Group Inc., Senior Notes	5.000%	8/15/22	65,000	67,763
Total Financials				324,220
Health Care — 7.1%
Health Care Providers & Services — 2.1%
Express Scripts Holding Co., Senior Bonds	4.500%	2/25/26	60,000	61,768
Universal Health Services Inc., Senior Secured Notes	4.750%	8/1/22	85,000	86,063	(b)
Total Health Care Providers & Services				147,831
Pharmaceuticals — 5.0%
Capsugel SA, Senior Notes	7.000%	5/15/19	48,000	48,420	(b)(c)
Johnson & Johnson, Senior Notes	3.700%	3/1/46	135,000	133,024
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/18	65,000	61,587	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	155,000	116,444	(b)
Total Pharmaceuticals				359,475
Total Health Care				507,306
Industrials — 4.2%
Aerospace & Defense — 1.3%
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	90,000	91,954
Industrial Conglomerates — 1.0%
3M Co., Senior Notes	3.125%	9/19/46	75,000	66,842
Road & Rail — 1.9%
CSX Corp., Senior Notes	3.800%	11/1/46	75,000	69,531
Norfolk Southern Corp., Senior Notes	4.450%	6/15/45	65,000	67,371
Total Road & Rail				136,902
Total Industrials				295,698
Information Technology — 1.9%
Internet Software & Services — 0.6%
Inception Merger Sub Inc./Rackspace Hosting Inc., Senior Notes	8.625%	11/15/24	40,000	42,338	(b)

See Notes to Financial Statements.

14	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Legg Mason BW Global Flexible Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Technology Hardware, Storage & Peripherals — 1.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	6.020%	6/15/26	85,000		$92,080	(b)
Total Information Technology					134,418
Materials — 8.9%
Chemicals — 5.3%
CF Industries Inc., Senior Secured Notes	3.400%	12/1/21	90,000		89,054	(b)
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	200,000		177,000
W.R. Grace & Co., Senior Notes	5.125%	10/1/21	110,000		114,675	(b)
Total Chemicals					380,729
Containers & Packaging — 2.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.125%	5/15/23	100,000	EUR	110,002	(b)
Sealed Air Corp., Senior Notes	5.250%	4/1/23	40,000		41,500	(b)
Total Containers & Packaging					151,502
Paper & Forest Products — 1.5%
Boise Cascade Co., Senior Notes	5.625%	9/1/24	105,000		104,213	(b)
Total Materials					636,444
Real Estate — 6.3%
Equity Real Estate Investment Trusts (REITs) — 6.3%
American Tower Corp., Senior Notes	2.250%	1/15/22	60,000		57,472
American Tower Corp., Senior Notes	4.400%	2/15/26	110,000		112,404
American Tower Corp., Senior Notes	3.125%	1/15/27	125,000		115,333
Crown Castle International Corp., Senior Notes	3.700%	6/15/26	25,000		24,538
Equinix Inc., Senior Notes	5.375%	4/1/23	50,000		51,875
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	85,000		90,312
Total Real Estate					451,934
Telecommunication Services — 9.7%
Diversified Telecommunication Services — 6.0%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	240,000		205,913	(b)
SBA Communications Corp., Senior Notes	4.875%	9/1/24	65,000		64,187	(b)
Telecom Italia Capital SA, Senior Notes	6.375%	11/15/33	50,000		47,750
Wind Acquisition Finance SA, Secured Notes	7.000%	4/23/21	100,000	EUR	109,501	(b)
Total Diversified Telecommunication Services					427,351
Wireless Telecommunication Services — 3.7%
Sprint Corp., Senior Notes	7.250%	9/15/21	160,000		170,000
T-Mobile USA Inc., Senior Notes	6.500%	1/15/24	90,000		96,525
Total Wireless Telecommunication Services					266,525
Total Telecommunication Services					693,876

See Notes to Financial Statements.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	15

Schedule of investments (cont’d)

December 31, 2016

Legg Mason BW Global Flexible Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 5.3%
Electric Utilities — 1.6%
Viridian Group FundCo II Ltd., Senior Secured Notes	7.500%	3/1/20	100,000	EUR	$112,107	(b)
Gas Utilities — 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.625%	5/20/24	65,000		66,463
Independent Power and Renewable Electricity Producers — 2.8%
AES Corp., Senior Notes	6.000%	5/15/26	200,000		203,000
Total Utilities					381,570
Total Corporate Bonds & Notes (Cost — $5,495,957)					5,478,167
Collateralized Mortgage Obligations — 3.2%
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AM (Cost — $246,993)	6.203%	2/15/51	225,000		230,186	(d)
Senior Loans — 2.3%
Health Care — 1.4%
Pharmaceuticals — 1.4%
Capsugel Holdings U.S. Inc., USD Term Loan B	4.000%	7/31/21	99,250		99,392	(e)(f)
Information Technology — 0.9%
IT Services — 0.9%
First Data Corp., 2016 USD Term Loan	—	3/24/21	65,000		65,609	(g)
Total Senior Loans (Cost — $164,433)					165,001
Sovereign Bonds — 5.0%
Argentina — 2.0%
Republic of Argentina, Bonds	18.200%	10/3/21	2,180,000	ARS	140,136
Brazil — 3.0%
Federative Republic of Brazil, Notes	10.000%	1/1/27	758,000	BRL	214,936
Total Sovereign Bonds (Cost — $357,193)					355,072
Total Investments before Short-Term Investments (Cost — $6,264,576)					6,228,426

			Shares
Short-Term Investments — 9.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $678,384)	0.411%		678,384		678,384
Total Investments — 96.5% (Cost — $6,942,960#)					6,906,810
Other Assets in Excess of Liabilities — 3.5%					250,718
Total Net Assets — 100.0%					$7,157,528

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

16	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Legg Mason BW Global Flexible Income Fund

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	All or a portion of this loan is unfunded as of December 31, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound

Summary of Investments by Country* (unaudited)
United States	63.4%
Brazil	10.1
United Kingdom	5.3
Jamaica	3.0
Italy	2.3
Argentina	2.0
Belgium	2.0
Ireland	1.6
Mexico	0.5
Short-Term Investments	9.8
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2016 and are subject to change.

See Notes to Financial Statements.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	17

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $6,942,960)	$6,906,810
Foreign currency, at value (Cost — $6)	6
Cash	250
Interest receivable	93,956
Deferred offering costs	69,635
Deposits with brokers for centrally cleared swap contracts	56,228
Unrealized appreciation on forward foreign currency contracts	54,016
Receivable from broker — variation margin on centrally cleared swaps	36,695
Deposits with brokers for open futures contracts	25,036
Receivable from investment manager	18,792
Prepaid expenses	8,668
Total Assets	7,270,092

Liabilities:
Payable for securities purchased	65,406
Payable to broker — variation margin on open futures contracts	6,600
Unrealized depreciation on forward foreign currency contracts	4,446
Trustees’ fees payable	134
Service and/or distribution fees payable	22
Accrued expenses	35,956
Total Liabilities	112,564
Total Net Assets	$7,157,528

Net Assets:
Par value (Note 7)	$7
Paid-in capital in excess of par value	7,173,227
Overdistributed net investment income	(2,246)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(20,859)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	7,399
Total Net Assets	$7,157,528

See Notes to Financial Statements.

18	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Net Assets:
Class A	$105,215
Class I	$105,365
Class IS	$6,946,948

Shares Outstanding:
Class A	10,516
Class I	10,530
Class IS	694,143

Net Asset Value:
Class A (and redemption price)	$10.01
Class I (and redemption price)	$10.01
Class IS (and redemption price)	$10.01
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.45

See Notes to Financial Statements.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	19

Statement of operations

For the Period Ended December 31, 20161

Investment Income:
Interest	$189,857
Less: Foreign taxes withheld	(60)
Total Investment Income	189,797

Expenses:
Offering costs (Note 1)	98,689
Organization expenses (Note 1)	66,921
Investment management fee (Note 2)	22,695
Audit and tax fees	22,500
Fund accounting fees	11,462
Shareholder reports	9,403
Legal fees	8,124
Custody fees	7,071
Transfer agent fees (Note 5)	625
Trustees’ fees	576
Registration fees	467
Insurance	161
Service and/or distribution fees (Notes 2 and 5)	152
Miscellaneous expenses	3,303
Total Expenses	252,149
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(225,130)
Net Expenses	27,019
Net Investment Income	162,778

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	121,176
Futures contracts	23,558
Swap contracts	14,541
Foreign currency transactions	(1,889)
Net Realized Gain	157,386
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,685
Futures contracts	(6,614)
Swap contracts	1,023
Foreign currencies	49,140
Change in Net Unrealized Appreciation (Depreciation)	46,234
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	203,620
Increase in Net Assets From Operations	$366,398

[1]	For the period May 31, 2016 (inception date) to December 31, 2016.

See Notes to Financial Statements.

20	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Statement of changes in net assets

For the Period Ended December 31, 2016[1]

Operations:
Net investment income	$162,778
Net realized gain	157,386
Change in net unrealized appreciation (depreciation)	46,234
Increase in Net Assets From Operations	366,398

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(131,001)
Net realized gains	(230,029)
Decrease in Net Assets From Distributions to Shareholders	(361,030)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	204,778
Reinvestment of distributions	361,030
In-kind capital contribution (Note 8)	6,586,352
Increase in Net Assets From Fund Share Transactions	7,152,160
Increase in Net Assets	7,157,528

Net Assets:
Beginning of period	—
End of period*	$7,157,528
*Includes overdistributed net investment income of:	$(2,246)

[1]	For the period May 31, 2016 (inception date) to December 31, 2016.

See Notes to Financial Statements.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.22
Net realized and unrealized gain	0.31
Total income from operations	0.53

Less distributions from:
Net investment income	(0.18)
Net realized gains	(0.34)
Total distributions	(0.52)

Net asset value, end of period	$10.01
Total return[3]	5.26%

Net assets, end of period (000s)	$105

Ratios to average net assets:
Gross expenses[4]	6.38%
Net expenses[4,5,6]	0.93
Net investment income[4]	3.66

Portfolio turnover rate[7]	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to December 31, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

22	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.24
Net realized and unrealized gain	0.30
Total income from operations	0.54

Less distributions from:
Net investment income	(0.19)
Net realized gains	(0.34)
Total distributions	(0.53)

Net asset value, end of period	$10.01
Total return[3]	5.40%

Net assets, end of period (000s)	$105

Ratios to average net assets:
Gross expenses[4]	6.15%
Net expenses[4,5,6]	0.69
Net investment income[4]	3.91

Portfolio turnover rate[7]	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to December 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.24
Net realized and unrealized gain	0.30
Total income from operations	0.54

Less distributions from:
Net investment income	(0.19)
Net realized gains	(0.34)
Total distributions	(0.53)

Net asset value, end of period	$10.01
Total return[3]	5.42%

Net assets, end of period (000s)	$6,947

Ratios to average net assets:
Gross expenses[4]	6.11%
Net expenses[4,5,6]	0.65
Net investment income[4]	3.95

Portfolio turnover rate[7]	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to December 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

24	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global Flexible Income Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	25

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$5,478,167	—	$5,478,167
Collateralized mortgage obligations	—	230,186	—	230,186
Senior loans	—	165,001	—	165,001
Sovereign bonds	—	355,072	—	355,072
Total long-term investments	—	6,228,426	—	6,228,426
Short-term investments†	$678,384	—	—	678,384
Total investments	$678,384	$6,228,426	—	$6,906,810
Other financial instruments:
Futures contracts	1,336	—	—	1,336
Forward foreign currency contracts	—	54,016	—	54,016
Centrally cleared credit default swaps on credit indices — sell protection	—	1,160	—	1,160
Total other financial instruments	1,336	55,176	—	56,512
Total	$679,720	$6,283,602	—	$6,963,322

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$7,950	—	—	$7,950
Forward foreign currency contracts	—	$4,446	—	4,446
Centrally cleared credit default swaps on credit indices — sell protection	—	137	—	137
Total	$7,950	$4,583	—	$12,533

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of

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Notes to financial statements (cont’d)

the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap con-

28	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

tracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2016, the total notional value of centrally cleared credit default swaps to sell protection was $980,000 and 325,000EUR. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended December 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

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Notes to financial statements (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these

30	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

32	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

As of December 31, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $4,446. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

(n) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

which the applicable statutes of limitations not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$17,761	—	$(17,761)
(b)	(51,784)	$51,784	—

(a)	Reclassifications are due to non-deductible 12b-1 fees, non-deductible offering costs and non-deductible organization costs for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. LMPFA has delegated to Brandywine Global the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global monthly 90% of the net management fee.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.10%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the period ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $225,130.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no

34	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2016, the Fund had fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I	Class IS
Expires December 31, 2019	$3,310	$3,316	$218,504
Total fee waivers/expense reimbursements subject to recapture	$3,310	$3,316	$218,504

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended December 31, 2016, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the period ended December 31, 2016, there were no CDSCs paid to LMIS and its affiliates.

As of December 31, 2016, Legg Mason and its affiliates owned 42% of the Fund.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments		U.S. Government & Agency Obligations
Purchases	$5,804,991	*	—	*
Sales	5,598,610		135,788

*	Excludes the cost of portfolio securities received as a result of a contribution in-kind, totaling $5,952,937 and $123,452 for investments and U.S. Government & Agency Obligations, respectively.

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$137,545
Gross unrealized depreciation	(173,695)
Net unrealized depreciation	$(36,150)

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	35

Notes to financial statements (cont’d)

At December 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	2	3/17	$234,832	$235,328	$496
U.S. Treasury 10-Year Notes	2	3/17	247,723	248,563	840
					1,336
Contracts to Sell:
Euro-OAT	4	3/17	631,304	639,254	(7,950)
Net unrealized depreciation on open futures contracts					$(6,614)

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	800,000,000	USD	58,458	HSBC Bank USA	1/27/17	$733
IDR	500,000,000	USD	36,496	HSBC Bank USA	1/27/17	498
USD	98,224	IDR	1,300,000,000	HSBC Bank USA	1/27/17	2,039
BRL	1,500,000	USD	450,342	HSBC Bank USA	2/7/17	6,126
USD	19,120	BRL	65,000	HSBC Bank USA	2/7/17	(660)
USD	71,000	BRL	240,000	HSBC Bank USA	2/7/17	(2,035)
USD	764,934	EUR	690,000	Citibank N.A.	2/10/17	37,272
EUR	70,000	USD	74,693	Morgan Stanley & Co. Inc.	2/10/17	(872)
EUR	60,000	USD	64,154	UBS AG	2/10/17	(879)
USD	254,212	GBP	200,000	Citibank N.A.	3/9/17	7,348
Total						$49,570

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
USD	— United States Dollar

At December 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]*		Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
InterContinental Exchange (Markit CDX.NA.HY.27 Index)	980,000		12/20/21	5.000% quarterly	$60,670	$59,510	$1,160
InterContinental Exchange (Markit iTraxx Europe Senior Financials Index)	325,000	EUR	12/20/21	1.000% quarterly	1,047	1,184	(137)
Total					$61,717	$60,694	$1,023

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and

36	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
*	Notional amount denominated in U.S. dollars, unless otherwise noted.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$1,336	—	—	$1,336
Centrally cleared swap contracts[3]	—	—	$1,160	1,160
Forward foreign currency contracts	—	$54,016	—	54,016
Total	$1,336	$54,016	$1,160	$56,512

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$7,950	—	—	$7,950
Centrally cleared swap contracts[3]	—	—	$137	137
Forward foreign currency contracts	—	$4,446	—	4,446
Total	$7,950	$4,446	$137	$12,533

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	37

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$23,558	—	—	$23,558
Swap contracts	—	—	$14,541	14,541
Forward foreign currency contracts[1]	—	$(1,617)	—	(1,617)
Total	$23,558	$(1,617)	$14,541	$36,482

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(6,614)	—	—	$(6,614)
Swap contracts	—	—	$1,023	1,023
Forward foreign currency contracts[1]	—	$49,570	—	49,570
Total	$(6,614)	$49,570	$1,023	$43,979

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the period ended December 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$564,092
Futures contracts (to sell)	160,948
Forward foreign currency contracts (to buy)	1,195,882
Forward foreign currency contracts (to sell)	2,539,889

Average Notional Balance
Credit default swap contracts (to sell protection)	$550,146

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Centrally cleared swap contracts[2]	$36,695	—	$36,695
Forward foreign currency contracts	54,016	—	54,016
Total	$90,711	—	$90,711

38	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[2]	$6,600	$(6,600)	—
Forward foreign currency contracts	4,446	—	$4,446
Total	$11,046	$(6,600)	$4,446

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the period ended December 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees[1]	Transfer Agent Fees[1]
Class A	$152	$23
Class I	—	33
Class IS	—	569
Total	$152	$625

[1]	For the period May 31, 2016 (inception date) to December 31, 2016.

For the period ended December 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements[1]
Class A	$3,310
Class I	3,316
Class IS	218,504
Total	$225,130

[1]	For the period May 31, 2016 (inception date) to December 31, 2016.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	39

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

Period Ended December 31, 2016[1]
Net Investment Income:
Class A	$1,774
Class I	1,912
Class IS	127,315
Total	$131,001

Net Realized Gains:
Class A	$3,384
Class I	3,387
Class IS	223,258
Total	$230,029

[1]	For the period May 31, 2016 (inception date) to December 31, 2016.

7. Shares of beneficial interest

At December 31, 2016, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended December 31, 2016[1]
	Shares	Amount
Class A
Shares sold	10,000	$100,000
Shares issued on reinvestment	516	5,158
Net increase	10,516	$105,158

Class I
Shares sold	10,000	$100,000
Shares issued on reinvestment	530	5,299
Net increase	10,530	$105,299

Class IS
Shares sold	478	$4,778
Shares issued on reinvestment	35,030	350,573
In-kind capital contribution	658,635	6,586,352
Net increase	694,143	$6,941,703

[1]	For the period May 31, 2016 (inception date) to December 31, 2016.

8. In-kind transfer of securities

On May 31, 2016, the Fund’s Class IS shares received a contribution in-kind of investment securities, cash and other receivables in the amount of $6,586,352. The securities con-

40	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

tributed in-kind had net unrealized depreciation of $38,835. This contribution was determined to be tax-free under the Internal Revenue Code Section 351 and no gain or loss was realized.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended December 31, was as follows:

2016
Distributions paid from:
Ordinary income	$317,274
Net long-term capital gains	43,756
Total distributions paid	$361,030

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$13,202
Undistributed long-term capital gains — net	10,154
Total undistributed earnings	23,356
Other book/tax temporary differences(a)	(46,461)
Unrealized appreciation (depreciation)	7,399
Total accumulated earnings (losses) — net	$(15,706)

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Legg Mason BW Global Flexible Income Fund 2016 Annual Report	41

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Legg Mason BW Global Flexible Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Global Flexible Income Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2017

42	Legg Mason BW Global Flexible Income Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Global Flexible Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason BW Global Flexible Income Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

44	Legg Mason BW Global Flexible Income Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

Legg Mason BW Global Flexible Income Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	Legg Mason BW Global Flexible Income Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason BW Global Flexible Income Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	Legg Mason BW Global Flexible Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2016:

Record date:	12/21/2016
Payable date:	12/22/2016
Long-term capital gain dividend	$0.063980

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record date:	12/21/2016
Payable date:	12/22/2016
Short-term capital gains	$0.272370

Please retain this information for your records.

Legg Mason BW Global Flexible Income Fund	49

Legg Mason

BW Global Flexible Income Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Global Flexible Income Fund

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Global Flexible Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Global Flexible Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX336422 2/17 SR17-3008

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal period ending December 31, 2016 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,424 in December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,540 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,539 in December 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $188,614 in December 31, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-

approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust Jane Trust
Chief Executive Officer

Date:	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 27, 2017